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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                            ---------------------


                                   FORM 8-K


                            ---------------------


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 1995
                                                 -------------

                            TRAK AUTO CORPORATION
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                     0-12202                52-1281465
- -----------------------------        ---------------        ----------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)

          3300 75th Avenue, Landover, Maryland                     20785
          ------------------------------------                   ---------
          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (301) 731-1200
                                                   --------------


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        (Former name or former address, if changed since last report).


         The total number of sequentially numbered pages is 7.

         The exhibit index appears on page 3.
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Item 1.  Changes in Control of Registrant

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.  Other Events

         On June 30, 1995, Ronald S. Haft delivered to Dart Group Corporation ("Dart"), the majority shareholder of Trak Auto Corporation, a copy of a letter, dated June 30, 1995, from him to Herbert H. Haft. Such letter is incorporated herein by reference and attached hereto as Exhibit 99.1.

         On July 7, 1995, Herbert H. Haft delivered to Dart a copy of a letter, dated July 7, 1995, from him to Ronald S. Haft. Such letter is incorporated herein by reference and attached hereto as Exhibit 99.2.

         On July 12, 1995, Stuart M. Grant, attorney for Ronald S. Haft, delivered to Dart a copy of a letter, dated July 12, 1995, from Stuart M. Grant, on behalf of Ronald S. Haft, to Stephen H. Case, attorney for Herbert H. Haft. Such letter is incorporated herein by reference and attached hereto as
Exhibit 99.3.

         Dart has not taken a position with respect to the matters addressed in the three above-referenced letters.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1:            Letter, dated June 30, 1995, from Ronald S.
                                  Haft to Herbert H. Haft.

         Exhibit 99.2:            Letter, dated July 7, 1995, from Herbert H.
                                  Haft to Ronald S. Haft.

         Exhibit 99.3:            Letter, dated July 12, 1995, from Stuart M.
                                  Grant to Stephen H. Case.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRAK AUTO CORPORATION



                                         By:       ROBERT A. MARMON
                                                  ------------------------------
                                                  Robert A. Marmon
                                                  Principal Financial Officer

Date:  July 13, 1995





                                  Page 2 of 7
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                             TRAK AUTO CORPORATION

                                    Form 8-K

                                 Exhibit Index


         Exhibit 99.1:            Letter, dated June 30, 1995, from Ronald S.
                                  Haft to Herbert H. Haft.

         Exhibit 99.2:            Letter, dated July 7, 1995, from Herbert H.
                                  Haft to Ronald S. Haft.

         Exhibit 99.3:            Letter, dated July 12, 1995, from Stuart M.
                                  Grant to Stephen H. Case.






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